SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Delaware Investments Dividend and Income Fund, Inc.

Delaware Investments Global Dividend and Income Fund, Inc.

Delaware Enhanced Global Dividend and Income Fund

Delaware Investments Arizona Municipal Income Fund, Inc.

Delaware Investments Colorado Municipal Income Fund, Inc.

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Delaware Investments National Municipal Income Fund
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

PROXY MATERIALS

Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund

(each, a “Fund,” and collectively, the “Funds”)

Dear Shareholder:

     I am writing to let you know that a joint special meeting of shareholders (the “Meeting”) of the Funds will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. The purpose of the Meeting is to vote on an important proposal that affects the Funds and your investment in one or more of them. The Meeting will be held concurrently with the meetings of shareholders of other funds within the Delaware Investments® Family of Funds. As a shareholder, you have the opportunity to voice your opinion on a matter that affects your Fund(s). This package contains information about the proposal and the materials to use when voting by mail, telephone, or through the Internet.

     Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully reviewed by the Board of Trustees/Directors of each Fund. The Trustees/Directors, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees/Directors believe this proposal is in the best interests of shareholders.

The Boards of Trustees/Directors recommend that you vote FOR the proposal.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the Web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

     If you have any questions before you vote, please call Computershare Fund Services, Inc. (“Computershare”), the Funds’ proxy solicitor, at 877 520-8548. Computershare will help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September 25, 2009

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on November 12, 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.delawareinvestments.com/proxy.

To the Shareholders of:

Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund

     NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of the closed-end registered investment companies listed above (each, a “Fund,” and collectively, the “Funds”), along with certain other funds within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials, will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. The Meeting is being called to approve a new investment advisory agreement for each Fund.

     Shareholders of record of the Funds as of the close of business on September 18, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Boards of Trustees/Directors,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September 25, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

JOINT PROXY STATEMENT

FOR

Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund

(each, a “Fund,” and collectively, the “Funds”)

Dated September 25, 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.delawareinvestments.com/proxy.

     This joint proxy statement (the “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of each of the Funds, along with registered open-end management investment companies within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials. The Meeting was called by the Board of Trustees or Directors of each Fund (each Board is hereafter referred to as a “Board” or a “Board of Directors” and Board members are referred to as “Directors”) to vote to approve a new investment advisory agreement for each Fund, as is described more fully below.

     The principal offices of the Funds are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Funds by telephone by calling 800 523-1918. Each of the Funds is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Delaware Investments Dividend and Income Fund, Inc. and Delaware Investments Global Dividend and Income Fund, Inc. are organized as Maryland corporations; Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., and Delaware Investments Minnesota Municipal Income Fund II, Inc. are organized as Minnesota corporations; Delaware Enhanced Global Dividend and Income Fund is organized as a Delaware statutory trust; and Delaware Investments National Municipal Income Fund is organized as a Massachusetts business trust.

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. The Boards, on behalf of each Fund, are soliciting these proxies. This Proxy Statement is first being sent to shareholders on or about September 30, 2009.

     This Proxy Statement gives you information about the new investment advisory agreements, and other matters that you should know before voting. The Boards have determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of all of the Funds.

     Each Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request. Such requests should be directed to a Fund by calling 800 523-1918 or by writing to the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Each Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Funds’ Web site at www.delawareinvestments.com.

THE PROPOSAL: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

     In the proposal, you are being asked to approve a new investment advisory agreement between your Fund and Delaware Management Company (“DMC”) (each, a “New Investment Advisory Agreement”). DMC currently serves as investment adviser for each Fund, but, for the reasons discussed below, a New Investment Advisory Agreement will be required if the Transaction (as defined below) is completed. For a general description of the proposed New Investment Advisory Agreements and a comparison of the proposed New Investment Advisory Agreements and the investment advisory agreements currently in effect for each Fund (each, a “Current Investment Advisory Agreement”), see “The New Investment Advisory Agreements” below. The form of the New Investment Advisory Agreement is presented in Appendix A. The date of each Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders are provided in Appendix B.

     The Boards are proposing the approval of the New Investment Advisory Agreements because the Current Investment Advisory Agreements will terminate upon completion of the Transaction. As required by the 1940 Act, each Current Investment Advisory Agreement terminates automatically upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in a change of control of DMC, and thus, the assignment and automatic termination of the Current Investment Advisory Agreements. Shareholders of each Fund are therefore being asked to approve a New Investment Advisory Agreement for their Fund. Each New Investment Advisory Agreement would become effective only if approved by the shareholders of the applicable Fund and if the Transaction is completed. Although the closing of the Transaction (the “Closing”) is currently expected to take place on or about December 31, 2009, if the Transaction is not completed or the Transaction Agreement (as defined below) is terminated, the New Investment Advisory Agreements will not go into effect and the Current Investment Advisory Agreements will continue in effect.

Description of the Transaction

     Lincoln National Corporation (“LNC”) and its indirect, wholly owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”), entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC will sell all of the issued and outstanding capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (or a subsidiary thereof) (the “Transaction”). Certain Fund service providers are subsidiaries of DMHI and will be included in the Transaction, including DMC, Delaware Service Company, Inc. (“DSC”), the fund accounting and financial administration oversight provider for the Funds. DMHI and its subsidiaries are referred to collectively as “Delaware Investments.”

     Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to collectively as “Macquarie Group.” The Transaction Agreement requires Macquarie Bank Limited (or a permitted assignee) to pay LNIC approximately $428 million in cash at the Closing to acquire DMHI and its subsidiaries, subject to certain specified closing adjustments at and after the Closing. The Closing is subject to the satisfaction or waiver of customary closing conditions, including (i) annualized advisory fees payable to Delaware Investments by all clients that have consented to the assignment of their investment advisory agreements or approved a new investment advisory agreement (including the Funds) not being less than a minimum percentage of annualized advisory fees payable to Delaware Investments as of April 30, 2009 and (ii) the parties obtaining certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     DMC manages the assets of each Fund and makes each Fund’s investment decisions, subject to the supervision of the Board of each Fund. DMC is a series of Delaware Management Business Trust (“DMBT”), which is an indirect subsidiary of DMHI. DMC, DMBT, and DMHI are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments has been managing mutual funds since 1938. As of June 30, 2009, Delaware Investments managed, in the aggregate, more than $120 billion in assets in various institutional, separately managed, investment company, and insurance accounts. DMHI, a Delaware corporation, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, broker/dealer, and related products and services. DMHI’s asset management capabilities include the ability to manage equity, fixed income, and money market securities, which are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts. DMHI is an indirect, wholly owned subsidiary of, and subject to ultimate majority control of, LNC, which is a publicly traded corporation. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC. LNIC owns 100% of the issued and outstanding common stock of DMHI. After the Transaction, DMHI will be an indirect, wholly owned subsidiary of Macquarie Group Limited.

     Macquarie Group is a global provider of banking, financial, advisory, investment and fund management services. Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities

Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker. Founded in 1969, Macquarie Group now operates in more than 70 office locations in over 26 countries. Macquarie Group employed approximately 12,500 people and had assets under management of $190 billion as of July 31, 2009. Macquarie Group has been active in North America for over a decade. Macquarie Group currently has more than 1,900 professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure and listed real estate as well as private equity and hedge fund of funds. Macquarie Funds Group employs over 600 staff across 19 locations globally with assets under management of approximately $67 billion as of July 31, 2009. More information on Macquarie Group’s operations is available at www.macquarie.com.au and at www.macquarie.com/us.

     Australian Banking Regulations require the following disclaimer to be made: Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     The Transaction is part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products and gaining broader access to markets in the United States. Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team. The Transaction is not currently expected to result in a change in the persons responsible for the day-to-day management of the Funds or in the operation of the Funds. Moreover, it is currently anticipated that following the Closing, DMHI, DMC, DSC, and the Funds will continue to operate in substantially the same manner as at present, and the Delaware Investments brand will remain with the business. Upon completion of the Transaction, the combined assets under management of Macquarie Group, including DMHI and its subsidiaries, are expected to be over $300 billion. After the Transaction, DMHI and its subsidiaries (including DMC) will remain headquartered in Philadelphia. Investment management professionals serving DMC’s clients are currently not expected to change as a result of the Transaction. Clients of DMC may be offered opportunities to invest in new products with access to Macquarie

Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments. Macquarie Group clients across its global network may be offered investment products involving Delaware Investments’ investment strategies in structures designed specifically for them. Macquarie Group also currently anticipates providing additional funding to support the growth of DMC and its affiliates, for example through potential investment in operations and distribution and a commitment to expanding its multi-boutique approach.

     In anticipation of the Transaction, the Boards have had a number of telephonic and in-person meetings and met both formally and in informational sessions between April 16, 2009 and September 3, 2009, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a New Investment Advisory Agreement. The 1940 Act requires that each Fund’s New Investment Advisory Agreement be approved by the Fund’s shareholders in order to become effective. At the in-person meeting held on September 3, 2009, for the reasons discussed below under “Board considerations in approving the New Investment Advisory Agreements,” the Boards, including a majority of the Directors on each Board who are not “interested persons” of the applicable Fund, as that term is defined in the 1940 Act (“Independent Directors”), approved the New Investment Advisory Agreements as being in the best interests of the Funds and their shareholders and recommended their approval by shareholders. In the event shareholders of a Fund do not approve a New Investment Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including entering into a temporary, interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act pending further solicitation of shareholder approval.

Section 15(f) of the 1940 Act

     The Boards have been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as a Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Each Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Macquarie Bank Limited has agreed as part of the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (and will not cause its affiliates to take or fail to take) any action, if such action or failure to take action would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met with respect to the Transaction. In that regard, from and after the Closing date and to the extent within its control, Macquarie Bank Limited has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

The New Investment Advisory Agreements

     Each Fund’s New Investment Advisory Agreement will be substantially similar to its Current Investment Advisory Agreement. Appendix A contains the form of the New Investment Advisory Agreement. The following is a comparison of certain provisions of the New Investment Advisory Agreements and Current Investment Advisory Agreements.

     Fees. There will be no change in the fee schedule applicable to any Fund under its New Investment Advisory Agreement. The New Investment Advisory Agreements have been modified, with regard to the calculation of each Fund’s management fees, to exclude from a Fund’s average daily net assets the liquidation or other involuntary liquidation preference of any outstanding senior security which is a stock. This modification gives the Funds increased flexibility in issuing senior securities by allowing them to treat advisory fees on assets attributable to any other form of senior equity security that they may issue in the future in the same way that assets attributable to preferred shares were previously treated. Additional approval from a Fund’s Board and/or shareholders would be required before any such new senior securities are issued.

     Investment Advisory Services. Each New Investment Advisory Agreement requires DMC to provide the same services to the applicable Funds as it does under the Current Investment Advisory Agreement. Each Fund’s New Investment Advisory Agreement generally provides that, subject to the direction and control of the Fund’s Board, DMC shall (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments as DMC deems appropriate or as the Board may reasonably request.

     Subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers that provide statistical, factual, or financial information and services to a Fund, to DMC, or to other clients of DMC. Both the Current and New Investment Advisory Agreement for each Fund provide that the services of DMC are not exclusive to the Funds, and DMC and its affiliates may render services to others.

     The New Investment Advisory Agreements provide that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of DMC, to perform investment advisory services for the Funds. DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in the Current Investment Advisory Agreements.

     Fund Administration Services. DMC and Macquarie Group have advised the Boards that they anticipate and intend that the nature and level of administrative services provided to the Funds under their Current Investment Advisory Agreements, in combination with any administrative services agreements, will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreements. In addition, any fees for administrative services, whether payable under a Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Investment Advisory Agreement.

     Payment of Expenses. The provisions contained in each Fund’s New Investment Advisory Agreement addressing allocation of expenses are substantially similar in all material respects to those contained in that Fund’s Current Investment Advisory Agreement. Both the Current and New Investment Advisory Agreements provide that each Fund is responsible for its own expenses, including costs incurred in the maintenance of a Fund’s corporate existence; the maintenance of the Fund’s books, records and procedures; dealing with the Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Board meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In addition, to avoid uncertainty, certain other expenses paid by the Funds under the Current Investment Advisory Agreements are listed expressly as Fund expenses in the New Investment Advisory Agreements. These expenses include auditing, fund accounting and financial administration fees, and other costs and expenses approved by the Board. Except as expressly provided for in the Current and New Investment Advisory Agreements, DMC is not responsible for a Fund’s expenses. The costs of the Transaction, however, are treated differently. See “Board considerations in approving the New Investment Advisory Agreements – Comparative Expenses.”

     Trustees, officers, and employees of DMC may be Directors and officers of the Funds, but trustees, officers, and employees of DMC who are Directors, officers and/ or employees of the Funds do not receive any compensation from the Funds for acting in a dual capacity. DMC and the Funds may share common facilities, which may include legal and accounting personnel, with appropriate proration of expenses between the applicable Fund and DMC.

     Limitation on Liability. Under the Current and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to a Fund, DMC shall not be liable to a Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security, or otherwise.

     Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement for the Fund will continue in effect for an initial period of two years from the date of implementation, and may be renewed thereafter provided that its renewal is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a 1940 Act Majority (as defined below) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on the approval. The Current Investment Advisory Agreements have similar provisions for their term and continuance. The initial two year period has elapsed for the Current Investment Advisory Agreements, which were most recently approved by the applicable Fund’s Board in May 2009.

     A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of: (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

     Termination. Each Fund’s New Investment Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving DMC 60 days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Fund’s Board or by the vote of a 1940 Act Majority of the Fund’s outstanding voting securities. The New Investment Advisory Agreements may also be terminated by DMC on

60 days’ written notice. As required by the 1940 Act, each New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreements contain similar termination provisions.

     Proxy Voting. Each Fund’s New Investment Advisory Agreement provides explicitly that DMC shall be responsible for voting proxies of portfolio securities of each Fund and discretion relating to consent to corporate action and any other rights pertaining to each Fund’s investment securities, a service currently provided by DMC but not provided for explicitly in the Current Investment Advisory Agreements.

     Amendments. Reflecting the requirements of the 1940 Act, both the Current Investment Advisory Agreements and the New Investment Advisory Agreements provide that an Agreement may not be amended without a shareholder vote and a vote of the Independent Directors, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. The New Investment Advisory Agreements provide that they may be amended pursuant to a written agreement executed by a Fund and DMC.

     Other Changes. Each Fund’s New Investment Advisory Agreement conforms the Fund’s Current Investment Advisory Agreement to currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Current Investment Advisory Agreement.

     Additional Information. A discussion of the basis for a Board’s approval of each Fund’s Current Investment Advisory Agreement is available, or will be made available, in the Fund’s most recent or next-published annual or semiannual report to shareholders. Appendix B provides information on the Current Investment Advisory Agreements, including the dates of the Current Investment Advisory Agreements, the dates of last shareholder approval, and the reason for the most recent submission to shareholders. Exhibit A to Appendix A discloses the rate of compensation of DMC under both the Current Investment Advisory Agreements and the New Investment Advisory Agreements. Appendix C describes for each Fund the aggregate amount of DMC’s fees and the amount and purpose of any other material payments to DMC (including any affiliated person of DMC) for services provided to each Fund during the last fiscal year of the Fund. These services will continue to be provided if the New Investment Advisory Agreements are approved. For other registered funds advised by DMC that have investment objectives similar to those of the Funds, Appendix D sets forth the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract.

Additional information about DMC

     Appendix E provides the name, address and principal occupation of each executive officer and each trustee of DMC, and each individual who is an officer or Director of the Funds and who is also an officer, employee or shareholder of DMC. Mr. Coyne, a Director and executive officer of the Funds, and certain other executive officers of the Funds, may be deemed to have a substantial interest in the proposal arising from equity interests (the “Equity Interests”) they hold in Delaware Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC. These persons may indirectly receive a portion of the purchase consideration for the Transaction as a result of the accelerated vesting of the Equity Interests caused by the Transaction. Based on the purchase consideration described above and other valuations, the approximate Equity Interests as a percentage of issued and outstanding equity of DIUS held by these persons as of August 18, 2009 are as follows: Patrick P. Coyne 0.32%; Michael J. Hogan 0.25%; See Yeng Quek 0.29%; David P. O’Connor 0.17%; and Richard Salus 0.01%. See Appendix E for a list of the executive officer positions with the Funds of each of the above named individuals. Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the Closing. The holders of the Equity Interests will only obtain a portion of the purchase consideration if they put their vested Equity Interests back to DIUS or their Equity Interests are called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be. Certain other officers of DMC who are also officers of the Funds own or hold vested or unvested stock or options on stock of LNC.

Board considerations in approving the New Investment Advisory Agreements

     At an in-person meeting held on September 3, 2009, the Boards, including the Independent Directors, discussed and unanimously approved the New Investment Advisory Agreement between each Fund and DMC. Concluding that approval of the New Investment Advisory Agreement would be in the best interests of each Fund and its shareholders, the Boards also directed that each New Investment Advisory Agreement be submitted to the applicable Fund shareholders for approval, and recommended that shareholders vote “FOR” approval of each New Investment Advisory Agreement.

     Prior to their consideration of the New Investment Advisory Agreements, pursuant to letters from their independent legal counsel addressed to Macquarie Group and DMC, the Independent Directors requested extensive materials about the Transaction and matters related to the proposed approvals. To assist the Boards in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed to it by the Independent Directors. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed to it by the Independent Directors. The Boards requested and received certain information regarding the policies of DMC with respect to advisory fee levels and DMC’s philosophy with respect to breakpoints; the structure of portfolio manager compensation; DMC’s profitability; as well as any constraints or limitations on the availability of securities in certain investment styles that might inhibit DMC’s ability to invest fully in accordance with Fund policies.

     The Coordinating Director and the Chair of each committee of the Boards, together with their independent legal counsel and Fund counsel, met with representatives of DMC and Macquarie Group to discuss the Transaction in very preliminary terms. Thereafter, the Independent Directors, together with their independent legal counsel and Fund counsel, participated in a combination of four separate in-person meetings and telephone conference calls with representatives of DMC and Macquarie Group. In addition, management of DMC and certain Independent Directors met in person or by telephone on several other occasions during the months preceding the Boards’ in-person meeting on September 3, 2009. At these meetings and on these telephone calls, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Directors consulted with their independent legal counsel in executive sessions on numerous occasions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the New Investment Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the New Investment Advisory Agreements.

     At the in-person meetings and telephonic conference calls, the Directors discussed the Transaction with DMC management and with key Macquarie Group representatives. The meetings included discussions of the strategic rationale for the Transaction as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Macquarie Group made presentations to, and responded to questions from, the Directors. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMHI and DMC in connection with the Transaction.

     In connection with the Directors’ review of the New Investment Advisory Agreements, DMC and/or Macquarie Group emphasized that:

  They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;

  No material changes in personnel or operations are currently contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes are currently contemplated in connection with third party service providers to the Funds; and

  Under the Transaction Agreement, Macquarie Bank Limited has agreed to conduct, and to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Directors and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

     In addition to the information provided by DMC and Macquarie Group as described above, the Directors also considered all other factors they believed to be relevant to evaluating the New Investment Advisory Agreements, including the specific matters discussed below. In their deliberations, the Directors did not identify any particular information that was controlling, and different Directors may have attributed different weights to the various factors. However, for each Fund, the Directors determined that the overall arrangements between the Fund and DMC, as provided in its respective New Investment Advisory Agreement, including the proposed advisory fees and the related administration arrangements between the Fund and DMC, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Directors considered relevant. Factors evaluated included:

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia and other parts of the world;

  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s contractual fee rate under the New Investment Advisory Agreements will remain the same (see “The New Investment Advisory Agreements” above);

  The Boards’ full annual review of the Current Investment Advisory Agreements at their in-person meeting in May 2009 as required by the 1940 Act and their determination at that time that (i) DMC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory and administrative services currently provided to each Fund and (ii) the advisory and/or management fees paid by each Fund represented reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Boards considered relevant in the exercise of their reasonable judgment;

  The portfolio management teams for the Funds are not currently expected to change as a result of the Transaction;

  LNIC’s and Macquarie Bank Limited’s execution of an agreement with the Funds (the “Expense Agreement”) pursuant to which LNIC and Macquarie Bank Limited have agreed to pay (or reimburse) all reasonable out-of-pocket costs and expenses of the Funds in connection with the Boards’ consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to proxy solicitation (subject to certain limited exceptions);

  The likelihood that Macquarie Group would invest additional amounts in Delaware Investments, including DMC, which could result in increased assets under management, which would in turn allow some Funds the potential opportunity to achieve economies of scale and lower fees payable by Fund shareholders; and

  The compliance and regulatory history of Macquarie Group and its affiliates.

     Certain of these considerations are discussed in more detail below.

     In making their decision relating to the approval of each Fund’s New Investment Advisory Agreement, the Independent Directors gave attention to all information furnished. The following discussion, however, identifies the primary factors taken into account by the Directors and the conclusions reached in approving the New Investment Advisory Agreements.

     Nature, Extent, and Quality of Service. The Directors considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Boards considered that the New Investment Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements (as discussed above under “The New Investment Advisory Agreements”), and they therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds; and the adherence to fair value pricing procedures as established by the Boards. The Directors were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters.

     The Boards were assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments® Family of Funds. Based on the information provided by DMC and Macquarie Group, including that Macquarie Group and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Boards concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements. The Boards concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Boards concluded that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management and other shareholder services) currently provided to the Funds and their shareholders.

     Investment Performance. The Boards considered the overall investment performance of DMC and the Funds. The Directors placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Directors gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Directors gave particular weight to their review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in May 2009. At that meeting, the Directors reviewed reports for each Fund prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which showed the Fund’s investment performance as of December 31, 2008 in comparison to a group of funds selected by Lipper as being similar to the Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe made up the first quartile; the next 25% made up the second quartile; the next 25% made up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe made up the fourth quartile. Annualized investment performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, compared to that of the Performance Universe. The Boards’ objective was that each Fund’s performance for the periods considered be at or above the median of its Performance Universe. During the May 2009 review process, the Directors observed the significant improvements to relative investment performance of the funds in the Delaware Investments Family of Funds as compared to the funds’ performance as of December 31, 2007.

     At their meeting on September 3, 2009, the Directors, including the Independent Directors in consultation with their independent counsel, updated their examination of the investment performance of each fund in the Delaware Investments® Family of Funds. The Directors compared the performance of each fund in the Delaware Investments Family of Funds to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 and compared its relative investment performance against the corresponding relative investment performance of each fund in the Delaware Investments Family of Funds for such time periods ended December 31, 2008, to the extent applicable. As of June 30, 2009, 30 of the funds in the Delaware Investments Family of Funds had investment performance relative to that of the respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for all applicable time periods. At June 30, 2009, an additional six funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for a majority of the applicable time periods. At June 30, 2009, 15 additional funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective Performance Universe that was better than the corresponding relative investment performance at December 31, 2008 for an equal number of the applicable time periods, and only 29 funds in the Delaware Investments Family of Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008.

     The Boards therefore concluded that the investment performance of the funds in the Delaware Investments Family of Funds on an aggregate basis had continued to improve relative to their respective Performance Universe since the data reviewed at the May 2009 meeting. Based on information provided by DMC and Macquarie Group, the Boards concluded that neither the Transaction nor the New Investment Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Macquarie Group did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Boards found to be satisfactory and improving, (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Directors thought it was extremely unlikely that the Funds would bear any Transaction-related expenses, and (iv) there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

     Comparative Expenses. The Directors also evaluated expense comparison data for the Funds previously considered in May 2009. At that meeting, DMC had provided the Boards with information on pricing levels and fee structures for the Funds and comparative funds. The Directors focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee limitations. Each Fund’s total expenses were also compared with those of its Expense Group. The Directors also considered fees paid to Delaware Investments for non-management services. The Directors’ objective was for each Fund’s total expense ratio to be competitive with that of the funds in the Expense Group. According to the Lipper reports furnished for the May 2009 meeting, the effective management fees and total expense ratios for a majority of the funds in the Delaware Investments® Family of Funds were below the respective Expense Group median. At the September 3, 2009 meeting, DMC advised the Boards that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009, and consequently the Directors concluded that expenses of the Funds were satisfactory.

     The Boards also considered the Expense Agreement in evaluating Fund expenses. The Expense Agreement provides that LNIC and Macquarie Bank Limited will pay or reimburse the Funds for all reasonable out-of-pocket costs and expenses in connection with the Transaction, and the consideration of the New Investment Advisory Agreements (subject to certain limited exceptions). These obligations of LNIC and Macquarie Bank Limited apply regardless of whether or not the Transaction is consummated. As a result, the Funds will bear no costs in connection with or related to evaluating the Transaction or seeking or obtaining shareholder approval of the New Investment Advisory Agreements (other than as described above).

     Based on information provided by DMC and Macquarie Group, the Boards concluded that neither the Transaction nor the New Investment Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) under the Expense Agreement, the Funds would be reimbursed for all reasonable out-of-pocket costs and expenses in connection with the Transaction and the related proxy solicitation (subject to certain limited exceptions), (iii) consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing, and (iv) the expense ratios of certain Funds might decline as a result of the possible increased investment in Delaware Investments by Macquarie Group, as discussed below under “Economies of Scale.”

     Management Profitability. At their meeting on September 3, 2009, the Boards evaluated DMC’s profitability in connection with the operation of the Funds. The Boards had previously considered DMC’s profitability in connection with the operation of the Funds at their May 2009 meeting. At that meeting, the Boards reviewed an analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability.

     At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Boards considered Delaware Investments’ efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives. At that meeting, the Boards found that the management fees charged were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Boards that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. Moreover, the Directors reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009 (which were provided by Macquarie Group and DMC in response to the Directors’ requests), and evaluated the projections of Delaware Investments’ capitalization following the Transaction for purposes of evaluating the financial ability of Delaware Investments to continue to provide the nature, extent, and quality of services as it had under the Current Investment Advisory Agreements.

     Based on information provided by DMC and Macquarie Group, the Boards concluded that DMC and Delaware Investments would be sufficiently capitalized following the Transaction to continue the same level and quality of services to the Funds under the New Investment Advisory Agreements as was the case under the Current Investment Advisory Agreements. The Boards also concluded that Macquarie Group had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in Delaware Investments, including DMC to the extent that Macquarie Group determined it was appropriate. Finally, because services and costs were expected to be substantially the same (and DMC had represented that, correspondingly, profitability would be about the same), under the New Investment Advisory Agreements as under the Current Investment Advisory Agreements, the Directors concluded that the profitability of Delaware Investments would not result in an inequitable charge on the Funds or their shareholders. Accordingly, the Boards concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC.

     Economies of Scale. The Directors considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Directors took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. DMC management believed, and the Boards agreed, that the Funds were priced with breakpoints and relatively low management fees to reflect potential economies of scale to Fund shareholders. The Boards also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market.

     Nonetheless, the Directors concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest additional amounts in Delaware Investments if appropriate opportunities arise.

     Fall-Out Benefits. The Boards acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities and that DMC’s profitability would likely be somewhat lower without the benefit of practices with respect to allocating Fund portfolio brokerage for brokerage and research services. The Boards also considered that Macquarie Group and Delaware Investments may derive reputational, strategic, and other benefits from their association with the Delaware Investments Family of Funds and evaluated the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. However, the Boards concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements, (ii) such benefits did not impose a cost or burden on the Funds or their shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Macquarie Group might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

     The Transaction Agreement. The Directors reviewed the Transaction Agreement in advance of the September 3, 2009 meeting. The Directors considered the terms of the Transaction Agreement, including those related to Section 15(f) of the 1940 Act and that LNIC and Macquarie Bank Limited will bear the expenses related to the Funds’ proxy solicitations. At the meeting, the Directors discussed the purchase price to be paid and noted the conditions to the Closing, including the requirements for obtaining consents to the change in control from Delaware Investments’ advisory clients, such as the Funds. The Directors believed that Delaware Investments’ ability to continue to manage the general account assets of certain LNC subsidiaries was important because it allowed Delaware Investments’ overhead expenses to be spread over a larger base of assets under management and thus potentially reduce costs to the Funds and their shareholders as compared to the costs that might apply if Delaware Investments did not manage the general account assets. Consequently, the Directors evaluated the provisions of the Transaction Agreement related to the management of those assets and concluded that those provisions were satisfactory and likely to be beneficial to Fund shareholders.

     Board Review of Macquarie Group. The Directors reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by independent legal counsel to the Independent Directors. As previously noted, to consider Delaware Investments’ ability to continue to provide the same level and quality of services to the Funds, the Boards requested, received and reviewed pro forma balance sheets of certain key companies in Delaware Investments as of June 30, 2009, which projected Delaware Investments’ capitalization following the Transaction. Based on this review, the Directors concluded that Delaware Investments would continue to have the financial ability to maintain the high quality of services required by the Funds. The Directors noted that there would be a limited transition period during which some services previously provided by LNC to Delaware Investments would continue to be provided by LNC after the Closing, and concluded that this arrangement would help minimize disruption in Delaware Investments’ provision of services to the Funds following the Transaction.

     Macquarie Group described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors and to Delaware Investments’ distribution and product management affiliates. The Directors considered favorably Macquarie Group’s statement that it had no current intention to change the executive, administrative, investment, or support staff of Delaware Investments in any significant way as a result of the Transaction. Macquarie Group described the proposed harmonization of the compensation system in use at Delaware Investments with the compensation plan used by Macquarie Group, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel. Macquarie Group described its current intention to enhance certain administrative and operational areas of DMC following the Transaction, including information technology, product management, and risk management.

     The Boards considered Macquarie Group’s current intention to leave the Funds’ other service providers in place. The Boards also considered Macquarie Group’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Macquarie Group, the Boards concluded that Macquarie Group’s acquisition of Delaware Investments could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

     DMC and Macquarie Group explained to the Boards that, as a subsidiary of an Australian authorized deposit-taking institution, Delaware Investments would become subject to certain Australian regulatory oversight and requirements following the Transaction, including those related to disclosure, fund holdings, affiliated transactions, advisory agreements, and expense limitation agreements. DMC and Macquarie Group also explained to the Boards that certain exemptive relief had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction, and the Boards were informed of the nature of future relief that may be required. Based on the information provided and representations made by DMC and Macquarie Group, the Boards concluded that the Australian bank regulatory requirements would not have a material effect on the operations of DMC or the Funds, including DMC’s ability in its discretion to provide voluntary expense limitations and reimbursements to the Funds or to contribute appropriate levels of seed capital to new funds.

     The Boards noted that DMC has placed brokerage transactions with a broker/ dealer affiliate of Macquarie Group and received research in connection with those transactions. In addition, certain other Macquarie Group affiliates participate as underwriters for securities offerings outside of the United States. Consequently, the Boards determined to have DMC report to them regularly to monitor any brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 promulgated under the 1940 Act for offerings in which a Macquarie Group affiliate is a member of the underwriting syndicate.

     Conclusion. The Independent Directors of each Fund deliberated in executive session; the entire Board of each Fund, including the Independent Directors, then approved each New Investment Advisory Agreement. The Boards concluded that the advisory fee rate under each New Investment Advisory Agreement is reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Directors noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. On that basis, the Directors concluded that the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable. In approving each New Investment Advisory Agreement, each Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Required vote

     To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities. The approval of one Fund’s New Investment Advisory Agreement is not contingent on the approval of any other Fund’s New Investment Advisory Agreement. Each New Investment Advisory Agreement was approved separately by the Independent Directors and by the Board of the applicable Fund as a whole after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit each applicable Fund’s New Investment Advisory Agreement for consideration by the shareholders of the Fund. If the shareholders of a Fund do not approve the Fund’s New Investment Advisory Agreement, the Board of that Fund will consider other possible courses of action for the Fund, including entering into an interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act.

     FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Funds at the close of business on September 18, 2009 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the proposal described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the proposal for a Fund are not received by the date of the Meeting, the Meeting may be adjourned for that Fund to permit further solicitations of proxies. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy (or, for some Funds, an adjournment may be called by an officer of the Fund, the chairperson of the Board, or the chairperson of the Meeting). The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the proposal) that properly come before the Meeting.

     Abstentions and broker non-votes (if any) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes (if any) will have the same effect as a vote “against” the proposal. Because no discretionary proposals are included in this Proxy Statement, the Funds do not anticipate receiving broker non-votes.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you sign and date the proxy card but give no voting instructions, your shares will be voted “For” the proposal. Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

     You may revoke your proxy for a Fund at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy. If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

     The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because the Meeting is a special meeting, the Boards do not anticipate that any other matters will be brought before the Meeting by others. However, if any other matter legally comes before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix F shows the number of shares outstanding for each Fund as of July 31, 2009.

What is the Quorum requirement?

     A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum for a particular Fund means the presence in person or by proxy of holders of a majority of outstanding shares entitled to vote at the Meeting.

Who will pay the expenses of the Meeting?

     Under the Expense Agreement, all reasonable out-of-pocket costs and expenses incurred by the Funds related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be reimbursed by Macquarie Bank Limited and LNIC (subject to certain limited exceptions). The Funds have engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $45,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

What other solicitations will be made?

     This proxy solicitation is being made by the Boards for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with the proxy solicitation will be shared equally by LNIC and Macquarie Bank Limited as provided above. In addition to solicitations by mail, officers and employees of the Funds, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

     As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

     Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional copies of this Proxy Statement, please contact your participating broker/dealer firm or other financial intermediary. If you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker/dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, New Jersey 07310 or call toll-free 800 851-9677.

How do I submit a shareholder proposal for inclusion in the Funds’ proxy statement for the Funds’ next annual shareholder meeting?

     Instructions for the submission of shareholder proposals for the Funds’ 2010 annual meeting of shareholders were included in the Funds’ proxy statement for their 2009 Annual Meeting of Shareholders, which is available on the Web site of the SEC at www.sec.gov.

How may I communicate with the Boards?

     Shareholders who wish to communicate with the Boards may address correspondence to Ann R. Leven, Coordinating Director for the Funds, c/o the applicable Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to the Coordinating Director, or any individual Director, c/o the applicable Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUNDS

     Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to each Fund. Those services include providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

     DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund performance data. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the funds in the Delaware Investments® Family of Funds. The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis.

     Registrar and Stock Transfer Agent. BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as registrar and stock transfer agent for the Funds.

     Independent Auditors. Ernst & Young LLP (“E&Y”) serves as the Funds’ independent registered public accounting firm. Representatives of E&Y are not expected to be present at the Meeting, but will be available telephonically if necessary.

PRINCIPAL HOLDERS OF SHARES

     As of July 31, 2009, the officers and Directors of the Funds, as a group, owned less than 1% of the outstanding voting shares of each of the Funds.

     To the best knowledge of the Funds, as of July 31, 2009, no person, except as set forth in Appendix G, owned of record 5% or more of the outstanding shares of any Fund. Except as noted in Appendix G, the Funds have no knowledge of beneficial ownership of 5% or more of the outstanding shares of any Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A — FORM OF NEW INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made by and between [NAME OF INVESTMENT COMPANY], a [Delaware statutory trust] [Maryland corporation] [Minnesota corporation] Massachusetts business trust] (the “Company”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

W I T N E S S E T H:

     WHEREAS, the Company has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, the Company engages in the business of investing and reinvesting its assets in securities;

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, the Company and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to the Company.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Company hereby employs the Investment Manager to manage the investment and reinvestment of the Company’s assets and to administer the Company’s affairs, subject to the direction of the Company’s Board of Trustees/ Directors and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Company in any way, or in any way be deemed an agent of the Company. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Company and shall effect the purchase and sale of such investments in furtherance of the Company’s investment objectives and policies and shall furnish the Board of Trustees/Directors of the Company with such information and reports regarding the Company’s investments as the Investment Manager deems appropriate or as the Trustees/Directors of the Company may reasonably request.

Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to the Company’s investment securities.

     2. The Company shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Trustees’/Directors’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Directors/Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Company). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Company and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Company, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/ or with broker/dealers who sell shares of the Company or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees/Directors and officers of the Company, the Investment Manager may cause the Company to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Company and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the investment services to be rendered to the Company by the Investment Manager under the provisions of this Agreement, the Company shall pay monthly to the Investment Manager exclusively from the Company’s assets, a fee based on the average daily net assets of the Company during the month. Such fee shall be calculated in accordance with the fee schedule applicable to the Company as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month, the management fee for the Company shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for the Company for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Company. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Company’s shareholders, if any is required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Company under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Company or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

     7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the investment adviser to the Company, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Company, the Investment Manager shall not be subject to liability to the Company or to any shareholder of the Company for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. (a) This Agreement shall be executed and become effective as of the date written below, only if approved by the vote of a majority of the outstanding voting securities of the Company. It shall continue in effect for an initial period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees/Directors or by the vote of a majority of the outstanding voting securities of the Company and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees/Directors of the Company who are not parties hereto or interested persons of any such party (“Independent Trustees/Directors”), cast in person at a meeting called for the purpose of voting on such approval.

        (b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Company if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under the then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Company and the Investment Manager.

        (c) This Agreement may be terminated by the Company at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Company’s intention to do so, pursuant to action by the Board of Trustees/ Directors of the Company or pursuant to the vote of a majority of the outstanding voting securities of the Company. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Company of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Company to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

     11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act; and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ______ day of _______, 200__.

DELAWARE MANAGEMENT COMPANY,
a series of Delaware Management Business Trust

By
Name
Title
[NAME OF INVESTMENT COMPANY]

By
Name
Title

EXHIBIT A

     THIS EXHIBIT to the Investment Advisory Agreement between [INVESTMENT COMPANY] (the “Company”) and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”) entered into as of the __ day of _____, 200_ (the “Agreement”) provides the management fee rate schedule for the Company and the date on which the Agreement became effective for the Company.

		Management Fee Schedule (as
		a percentage of average daily
		net assets)
	Effective Date	Annual Rate*
Delaware Investments Dividend and Income Fund, Inc.	_______, 200__	0.55%
Delaware Enhanced Global Dividend and Income Fund	_______, 200__	1.00%
Delaware Investments Global Dividend and Income Fund, Inc.	_______, 200__	0.70%
Delaware Investments Arizona Municipal Income Fund, Inc.	_______, 200__	0.40%
Delaware Investments Colorado Municipal Income Fund, Inc.	_______, 200__	0.40%
Delaware Investments Minnesota Municipal Income Fund II, Inc.	_______, 200__	0.40%
Delaware Investments National Municipal Income Fund	_______, 200__	0.40%
____________________

*

For the purposes of calculating the fee, the Company’s average daily net assets shall be calculated without regard to (i) the liquidation value or other involuntary liquidation preference of any outstanding senior security which is a stock (including shares of preferred stock) of the Company (as those terms are used in Section 18 of the 1940 Act) and (ii) liabilities arising from other senior securities, borrowings or other forms of leveraging.

APPENDIX B — CURRENT INVESTMENT ADVISORY AGREEMENTS:
DATES OF APPROVAL

Date of Current
	Investment Advisory	Date Last Approved
Fund	Agreement*	by Shareholders
Delaware Investments Dividend and Income Fund, Inc.	1/1/99	12/4/98
Delaware Investments Global Dividend and Income Fund, Inc.	1/1/99	12/4/98
Delaware Enhanced Global Dividend and Income Fund	6/27/07	5/21/07
Delaware Investments Arizona Municipal Income Fund, Inc.	1/1/99	12/4/98
Delaware Investments Colorado Municipal Income Fund, Inc.	1/1/99	12/4/98
Delaware Investments Minnesota Municipal Income Fund II, Inc.	1/1/99	12/4/98
Delaware Investments National Municipal Income Fund	1/1/99	12/4/98
____________________

*

In general, each Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

B-1

APPENDIX C — FEES PAID TO DMC AND AFFILIATES

     The following table lists the Funds by investment category, and includes for the fiscal years indicated the aggregate amount of DMC’s fee paid by each Fund indicated and the amounts paid by each Fund to affiliates of DMC during the fiscal year and for the purposes indicated. All fees are shown net of any applicable waivers and reimbursements.

	Fiscal Year	Advisory	Administration	Distribution	Transfer Agency
Fund	Ended	Fees ($)	Fees ($)	Fees ($)	Fees ($)
EQUITY
Delaware Enhanced Global Dividend and Income Fund	11/31/08	2,029,426	35,904	-	71,030
Delaware Investments Dividend and Income Fund, Inc.	11/31/08	766,423	81,115	-	48,795
Delaware Investments Global Dividend and Income Fund, Inc.	11/31/08	502,602	3,592	-	71,030
FIXED INCOME TAX EXEMPT
Delaware Investments Arizona Municipal Income Fund, Inc.	3/31/09	211,193	2,637	-	17,596
Delaware Investments Colorado Municipal Income Fund, Inc.	3/31/09	350,519	4,376	-	27,859
Delaware Investments Minnesota Municipal Income Fund II, Inc.	3/31/09	832,313	10,392	-	64,291
Delaware Investments National Municipal Income Fund	3/31/09	164,555	2,054	-	25,786

C-1

APPENDIX D — OTHER FUNDS ADVISED BY DMC

     DMC provides investment advisory services to other registered funds that have investment objectives similar to those of the Funds. For each such fund, the following table sets forth by investment category the fund’s name, the fund’s net assets as of July 31, 2009, the rate of DMC’s compensation, and whether DMC has waived, reduced, or otherwise agreed to reduce its compensation under the applicable contract. For funds subadvised by DMC, the net assets shown are only the portion of the fund’s assets that are under the management of DMC.

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
EQUITY
Delaware Aggressive Allocation Portfolio	49,597,075	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware American Services Fund	165,871,237	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Conservative Allocation Portfolio	51,620,209	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Dividend Income Fund	376,294,484	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Delaware Emerging Markets Fund	566,312,347	1.25% on first $500 million	N
		1.20% on next $500 million
		1.15% on next $1.5 billion
		1.10% on assets in excess of $2.5 billion
Delaware Focus Global Growth Fund	4,867,071	0.85% on first $500 million	N/A
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Foundation® Equity Fund[1]	N/A	0.65% on first $500 million	N/A
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Global Value Fund	38,943,506	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Growth Opportunities Fund	221,862,433	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Healthcare Fund	3,391,264	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Delaware International Value Equity Fund	359,015,223	0.85% on first $500 million	Y
		0.80% on next $500 million
		0.75% on next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware Large Cap Core Fund	1,625,300	0.65% on the first $500 million	Y
		0.60% on the next $500 million
		0.55% on the next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Large Cap Value Fund	655,924,118	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Mid Cap Value Fund	8,888,367	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Moderate Allocation Portfolio	235,959,745	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
The Emerging Markets Portfolio[2]	608,767,439	1.00%	N
The Focus Smid-Cap Growth Equity Portfolio[2]	2,800,870	0.75%	Y
The International Equity Portfolio[2]	901,424,861	0.75%	N
The Labor Select International Equity Portfolio[2]	747,573,551	0.75%	N

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
The Large-Cap Growth Equity Portfolio[2]	245,411,670	0.55%	Y
The Large-Cap Value Equity Portfolio[2]	9,686,377	0.55%	Y
The Mid-Cap Growth Equity Portfolio[2]	4,065,931	0.75%	Y
The Select 20 Portfolio[2]	9,816,096	0.75%	Y
The Small-Cap Growth Equity Portfolio[2]	507,668	0.75%	Y
Delaware Select Growth Fund	238,312,832	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Small Cap Core Fund	60,932,993	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Small Cap Growth Fund	11,390,960	1.00% on first $250 million	Y
		0.90% on next $250 million
		0.75% on assets in excess of $500 million
Delaware Small Cap Value Fund	316,722,748	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware Trend® Fund	345,331,552	0.75% on first $500 million	Y
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Delaware U.S. Growth Fund	577,585,096	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware Value® Fund	359,029,563	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP® Emerging Markets Series	442,609,293	1.25% on first $500 million	N
		1.20% on next $500 million
		1.15% on next $1.5 billion
		1.10% on assets in excess of $2.5 billion
Delaware VIP Growth Opportunities Series	24,047,567	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP International Value Equity Series	97,145,078	0.85% on the first $500 million	Y
		0.80% on the next $500 million
		0.75% on the next $1.5 billion
		0.70% on assets in excess of $2.5 billion
Delaware VIP Small Cap Value Series	691,218,393	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Delaware VIP® Trend Series	281,638,575	0.75% on first $500 million	N
		0.70% on next $500 million
		0.65% on next $1.5 billion
		0.60% on assets in excess of $2.5 billion
Delaware VIP U.S. Growth Series	166,486,594	0.65% on first $500 million	N
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Delaware VIP Value Series	452,864,697	0.65% on first $500 million	Y
		0.60% on next $500 million
		0.55% on next $1.5 billion
		0.50% on assets in excess of $2.5 billion
Optimum International Fund	162,317,432	0.8750% up to $50 million	Y
		0.8000% from $50 to $100 million
		0.7800% from $100 to $300 million
		0.7650% from $300 to $400 million
		0.7300% over $400 million
Optimum Large Cap Growth Fund	614,887,900	0.8000% up to $250 million	Y
		0.7875% from $250 million to $300 million
		0.7625% from $300 million to $400 million
		0.7375% from $400 million to $500 million
		0.7250% from $500 million to $1 billion
		0.7100% from $1 billion to $1.5 billion
		0.7000% over $1.5 billion

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Optimum Large Cap Value Fund	548,159,133	0.8000% up to $100 million	Y
		0.7375% from $100 million to $250 million
		0.7125% from $250 million to $500 million
		0.6875% from $500 million to $1 billion
		0.6675% from $1 billion to $1.5 billion
		0.6475% over $1.5 billion
Optimum Small-Mid Cap Growth Fund	163,600,949	1.1000%	Y
Optimum Small-Mid Cap Value Fund	133,415,186	1.0500% up to $75 million	Y
		1.0250% from $75 million to $150 million
		1.0000% over $150 million
Subadvised Equity Fund A	421,150,657	0.40%	N
Subadvised Equity Fund B	90,675,085	0.50%	N
Subadvised Equity Fund C	141,442,959	0.35% up to $200 million	N
		0.20% over $200 million
Subadvised Equity Fund D	138,929,930	0.45%	N
Subadvised Equity Fund E	24,685,274	0.35% up to $500 million	N
		0.30% over $500 million (assets aggregated with
		those of other accounts having similar investment
		objectives subadvised by DMC for the same
		investment manager)
Subadvised Equity Fund F	26,740,544	0.40% up to $200 million	N
		0.35% over $200 million
Subadvised Equity Fund G	66,390,469	0.40% up to $200 million	N
		0.35% over $200 million

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Subadvised Equity Fund H	299,933,951	0.20%	N
Subadvised Equity Fund I	201,788,849	0.40%	N
Subadvised Equity Fund J	638,932,185	0.20%	N
Subadvised Equity Fund K	275,580,815	0.35%	N
Subadvised Equity Fund L	74,309,777	0.35%	N
Subadvised Equity Fund M	1,110,154,464	0.20%	N
Subadvised Equity Fund N	469,430,328	0.20%	N
Subadvised Equity Fund O	80,390,330	0.40% up to $200 million 0.35% over $200 million	N

Subadvised Equity Fund P	158,593,379	0.20%	N
Subadvised Equity Fund Q	371,403,316	0.35%	N

FIXED INCOME TAX EXEMPT
Delaware Minnesota High-Yield Municipal Bond Fund	136,173,985	0.55% on first $500 million	Y
		0.50% on next $500 million

		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware National High-Yield Municipal Bond Fund	74,306,095	0.55% on first $500 million 0.50% on next $500 million 0.45% on next $1.5 billion 0.425% on assets in excess of $2.5 billion	Y

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Delaware Tax-Free Arizona Fund	124,554,577	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Tax-Free California Fund	78,089,669	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Colorado Fund	235,014,874	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Idaho Fund	101,869,779	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Minnesota Fund	603,258,720	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Minnesota Intermediate Fund	85,783,562	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 million

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Delaware Tax-Free Money Fund	13,020,741	0.45% on first $500 million	Y
		0.40% on next $500 million
		0.35% on next $1.5 billion
		0.30% on assets in excess of $2.5 billion
Delaware Tax-Free New York Fund	28,054,946	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Pennsylvania Fund	502,398,994	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Tax-Free USA Fund	554,012,527	0.55% on first $500 million	Y
		0.50% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Delaware Tax-Free USA Intermediate Fund	481,653,858	0.50% on first $500 million	Y
		0.475% on next $500 million
		0.45% on next $1.5 billion
		0.425% on assets in excess of $2.5 billion
Subadvised Fixed Income Tax Exempt Fund A	82,621,889	0.23% up to $25 million	N
		0.20% from $25 million to $100 million
		0.17% from $100 million to $200 million
		0.125% over $200 million

		Management Fee Schedule
	Fund Net Assets	(as a percentage of average daily	Waiver
Fund	(as of 7/31/09) ($)	net assets) Annual Rate	(Y/N)
Subadvised Fixed Income Tax Exempt Fund B	201,199,741	0.23% on first $25 million	N
		0.20% on next $75 million
		0.17% on next $100 million
		0.125% over $100 million
		(assets aggregated with those of other accounts having
		similar investment objectives subadvised by DMC for
		the same investment manager)
Subadvised Fixed Income Tax Exempt Fund C	321,920,551	0.15%	N
____________________

1	Delaware Foundation® Equity Fund commenced operations on August 31, 2009.

2	A series of Delaware Pooled® Trust.

APPENDIX E — DIRECTORS AND OFFICERS OF DMC

     The following persons have held the following positions with the Funds and with DMC during the past two years. The principal business address of each is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Patrick P. Coyne	Trustee, Chairman/	President
President/Chief
Executive Officer
David P. O’Connor	Trustee, Senior	Senior Vice President/
	Vice President/	Strategic Investment
	Strategic Investment	Relationships and
	Relationships and	Initiatives/General
	Initiatives/General	Counsel
Counsel
See Yeng Quek	Trustee, Executive Vice	Executive Vice
	President/Managing	President/Managing
	Director, Fixed Income	Director/Chief
Investment Officer,
Fixed Income
Michael J. Hogan	Executive Vice	Executive Vice
	President/Head of	President/Head of
	Equity Investments	Equity Investments
Marshall T. Bassett	Senior Vice President/	Senior Vice President/
	Chief Investment	Chief Investment
	Officer — Emerging	Officer — Emerging
	Growth Equity	Growth Equity
Joseph R. Baxter	Senior Vice President/	Senior Vice President/
	Head of Municipal Bond	Head of Municipal Bond
	Investments	Investments
Christopher S. Beck	Senior Vice President/	Senior Vice President/
	Senior Portfolio	Senior Portfolio
	Manager	Manager
Michael P. Buckley	Senior Vice President/	Senior Vice President/
	Director of Municipal	Director of Municipal
	Research	Research

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Stephen J. Busch	Senior Vice President —	Senior Vice President —
	Investment Accounting	Investment Accounting
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —
	Investment Systems	Investment Systems
Lui-Er Chen	Senior Vice President/	Senior Vice President/
	Senior Portfolio	Senior Portfolio
	Manager/Chief	Manager/Chief
	Investment Officer,	Investment Officer,
	Emerging Markets	Emerging Markets
Thomas H. Chow	Senior Vice President/	Senior Vice President/
	Senior Portfolio	Senior Portfolio
	Manager	Manager
Stephen J. Czepiel	Senior Vice President/	Senior Vice President/
	Portfolio Manager/Head	Portfolio Manager/
	Municipal Bond Trader	Senior Municipal Bond
Trader
Chuck M. Devereux	Senior Vice President/	Senior Vice President/
	Senior Research Analyst	Senior Research Analyst
Roger A. Early	Senior Vice President/	Senior Vice President/
	Senior Portfolio	Senior Portfolio
	Manager	Manager
Stuart M. George	Senior Vice President/	Senior Vice President/
	Head of Equity Trading	Head of Equity Trading
Paul Grillo	Senior Vice President/	Senior Vice President/
	Senior Portfolio	Senior Portfolio
	Manager	Manager
William F. Keelan	Senior Vice President/	Senior Vice President/
	Director of Quantitative	Director of Quantitative
	Research	Research
Kevin P. Loome	Senior Vice President/	Senior Vice President/
	Senior Portfolio	Senior Portfolio
	Manager/Head of High	Manager/Head of High
	Yield Investments	Yield Investments

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Francis X. Morris	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment
	— Core Equity	Officer — Core Equity
Brian L. Murray, Jr.	Senior Vice President/	Senior Vice President/
	Chief Compliance	Chief Compliance
	Officer	Officer
D. Tysen Nutt	Senior Vice President/	Senior Vice President/
	Chief Investment	Chief Investment
	Officer, Large Cap Value	Officer, Large Cap Value
	Equity	Equity
Philip O. Obazee	Senior Vice President/	Senior Vice President/
	Derivatives Manager	Derivatives Manager
Richard Salus	Senior Vice President/	Senior Vice President/
	Chief Financial Officer	Controller/Treasurer
Jeffrey S. Van Harte	Senior Vice President/	Senior Vice President/
	Chief Investment Officer	Chief Investment
	— Focus Growth Equity	Officer — Focus Growth
Equity
Babak Zenouzi	Senior Vice President/	Senior Vice President/
	Senior Portfolio	Senior Portfolio
	Manager	Manager
Gary T. Abrams	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader
Christopher S. Adams	Vice President/Portfolio	Vice President/Portfolio
	Manager/Senior Equity	Manager/Senior Equity
	Analyst	Analyst
Damon J. Andres	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Wayne A. Anglace	Vice President/Credit	Vice President/Credit
	Research Analyst	Research Analyst
Margaret MacCarthy Bacon	Vice President/	Vice President/
	Investment Specialist	Investment Specialist

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Kristen E. Bartholdson	Vice President	Vice President/Portfolio
Manager
Todd Bassion	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Jo Anne Bennick	Vice President/15(c)	Vice President/15(c)
	Reporting	Reporting
Richard E. Biester	Vice President/Equity	Vice President/Equity
	Trader	Trader
Christopher J. Bonavico	Vice President/Senior	Vice President/Senior
	Portfolio Manager/	Portfolio Manager/
	Equity Analyst	Equity Analyst
Vincent A. Brancaccio	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader
Kenneth F. Broad	Vice President/Senior	Vice President/Senior
	Portfolio Manager/	Portfolio Manager/
	Equity Analyst	Equity Analyst
Kevin J. Brown	Vice President/	Vice President/
	Senior Investment	Senior Investment
	Specialist	Specialist
Mary Ellen M. Carrozza	Vice President/Client	Vice President/Client
	Services	Services
Stephen G. Catricks	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Wen-Dar Chen	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Anthony G. Ciavarelli	Vice President/Associate	Vice President/Associate
	General Counsel/	General Counsel/
	Assistant Secretary	Assistant Secretary
David F. Connor	Vice President/Deputy	Vice President/Deputy
	General Counsel/	General Counsel/
	Secretary	Secretary

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Michael Costanzo	Vice President/	Vice President/
	Performance Analyst	Performance Analyst
	Manager	Manager
Kishor K. Daga	Vice President/	Vice President/
	Derivatives Operations	Derivatives Operations
Cori E. Daggett	Vice President/Associate	Vice President/Counsel/
	General Counsel/	Assistant Secretary
Assistant Secretary
Craig C. Dembek	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst
Camillo D’Orazio	Vice President/	Vice President/
	Investment Accounting	Investment Accounting
Christopher M. Ericksen	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Joel A. Ettinger	Vice President —	Vice President —
	Taxation	Taxation
Devon K. Everhart	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst
Joseph Fiorilla	Vice President —	Vice President —
	Trading Operations	Trading Operations
Charles E. Fish	Vice President/Senior	Vice President/Senior
	Equity Trader	Equity Trader
Clifford M. Fisher	Vice President/Senior	Vice President/Senior
	Municipal Bond Trader	Municipal Bond Trader
Patrick G. Fortier	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio
	Manager/Municipal	Manager/Municipal
	Bond Credit Analyst	Bond Credit Analyst
Lawrence G. Franko	Vice President/Senior	Vice President/Senior
	Equity Analyst	Equity Analyst

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Daniel V. Geatens	Vice President/Treasurer	Vice President/
Director of Financial
Administration
Gregory A. Gizzi	Vice President/Head	Vice President/Head
	Municipal Bond Trader	Municipal Bond Trader
Barry S. Gladstein	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Gregg J. Gola	Vice President/Senior	Vice President/Senior
	High Yield Trader	High Yield Trader
Christopher Gowlland	Vice President/Senior	Vice President/Senior
	Quantitative Analyst	Quantitative Analyst
Edward Gray	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
David J. Hamilton	Vice President/Credit	Vice President/Fixed
	Research Analyst	Income Analyst
Brian Hamlet	Vice President/Senior	Vice President/Senior
	Corporate Bond Trader	Corporate Bond Trader
Lisa L. Hansen	Vice President/Head of	Vice President/Head of
	Focus Growth Equity	Focus Growth Equity
	Trading	Trading
Gregory M. Heywood	Vice President/Portfolio	Vice President/Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Sharon Hill	Vice President/Head	Vice President/Head
	of Equity Quantitative	of Equity Quantitative
	Research and Analytics	Research and Analytics
J. David Hillmeyer	Vice President	Vice President/
Corporate Bond Trader
Christopher M. Holland	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Chungwei Hsia	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Michael E. Hughes	Vice President/Senior	Vice President/Senior
	Equity Analyst	Equity Analyst
Jordan L. Irving	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Cynthia Isom	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Kenneth R. Jackson	Vice President/Equity	Vice President/
	Trader	Quantitative Analyst
Stephen M. Juszczyszyn	Vice President/	Vice President/
	Structured Products	Structured Products
	Analyst/Trader	Analyst/Trader
Anu B. Kothari	Vice President/Equity	Vice President/Equity
	Analyst	Analyst
Roseanne L. Kropp	Vice President/Senior	Vice President/Senior
	Fund Analyst — High	Fund Analyst II — High
	Grade	Grade
Nikhil G. Lalvani	Vice President/Portfolio	Vice President/Senior
	Manager	Equity Analyst/Portfolio
Manager
Brian R. Lauzon	Vice President/Chief	Vice President/Chief
	Operating Officer,	Operating Officer,
	Equity Investments	Equity Investments
Anthony A. Lombardi	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Francis P. Magee	Vice President/Portfolio	Vice President/Portfolio
	Analyst	Analyst
John P. McCarthy	Vice President/Senior	Vice President/Senior
	Research Analyst/Trader	Research Analyst/Trader
Brian McDonnell	Vice President/	Vice President/
	Structured Products	Structured Products
	Analyst/Trader	Analyst/Trader

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Michael S. Morris	Vice President/Portfolio	Vice President/Portfolio
	Manager/Senior Equity	Manager/Senior Equity
	Analyst	Analyst
Terrance M. O’Brien	Vice President/Fixed	Vice President/Fixed
	Income Reporting	Income Reporting
	Analyst	Analyst
Donald G. Padilla	Vice President/Portfolio	Vice President/Portfolio
	Manager/Senior Equity	Manager/Senior Equity
	Analyst	Analyst
Daniel J. Prislin	Vice President/Senior	Vice President/Senior
	Portfolio Manager/	Portfolio Manager/
	Equity Analyst	Equity Analyst
Gretchen Regan	Vice President/	Vice President/
	Quantitative Analyst	Quantitative Analyst
Carl Rice	Vice President/Senior	Vice President/Senior
	Investment Specialist,	Investment Specialist,
	Large Cap Value Focus	Large Cap Value Focus
	Equity	Equity
Joseph T. Rogina	Vice President/Equity	Vice President/Equity
	Trader	Trader
Debbie A. Sabo	Vice President/Equity	Vice President/Equity
	Trader — Focus Growth	Trader — Focus Growth
	Equity	Equity
Kevin C. Schildt	Vice President/Senior	Vice President/Senior
	Municipal Credit	Municipal Credit
	Analyst	Analyst
Bruce Schoenfeld	Vice President/Equity	Vice President/Equity
	Analyst	Analyst
Nancy E. Smith	Vice President —	Vice President —
	Investment Accounting	Investment Accounting

Positions and Offices with
	Positions and Offices	Delaware Management
Name	with the Funds	Company
Brenda L. Sprigman	Vice President/Business	Vice President/Business
	Manager — Fixed	Manager — Fixed
	Income	Income
Junee Tan-Torres	Vice President/	Vice President/
	Structured Solutions	Structured Solutions
Rudy D. Torrijos, III	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Michael J. Tung	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Robert A. Vogel, Jr.	Vice President/Senior	Vice President/Senior
	Portfolio Manager	Portfolio Manager
Lori P. Wachs	Vice President/Portfolio	Vice President/Portfolio
	Manager	Manager
Jeffrey S. Wang	Vice President/Equity	Vice President/Equity
	Analyst	Analyst
Michael G. Wildstein	Vice President/Senior	Vice President/Senior
	Research Analyst	Research Analyst
Kathryn R. Williams	Vice President/Associate	Vice President/Associate
	General Counsel/	General Counsel/
	Assistant Secretary	Assistant Secretary
Nashira Wynn	Vice President/Portfolio	Vice President/Senior
	Manager	Equity Analyst/Portfolio
Manager
Guojia Zhang	Vice President/Equity	Vice President/Equity
	Analyst	Analyst
Douglas R. Zinser	Vice President/Credit	Vice President/Credit
	Research Analyst	Research Analyst

APPENDIX F — NUMBER OF SHARES OF EACH FUND
OUTSTANDING AS OF JULY 31, 2009

Total Shares
Fund Name	Outstanding
Delaware Investments Dividend and Income Fund, Inc.	9,439,042.159
Delaware Investments Global Dividend and Income Fund, Inc.	4,931,030.607
Delaware Enhanced Global Dividend and Income Fund	12,929,435.602
Delaware Investments Arizona Municipal Income Fund, Inc.	2,982,200.000
Delaware Investments Colorado Municipal Income Fund, Inc.	4,837,100.000
Delaware Investments Minnesota Municipal Income Fund II, Inc.	11,504,975.086
Delaware Investments National Municipal Income Fund	2,422,200.000

F-1

APPENDIX G — 5% SHARE OWNERSHIP

     The following table shows, as of July 31, 2009, the accounts of each Fund that own of record 5% or more of such Fund.

Fund Name	Name and Address of Account	Share Amount	Percentage
Delaware Investments	Cede & Co	9,734,723.2001	97.79%
Dividend and Income	P.O. Box 20
Fund, Inc.	Bowling Green Station
New York, New York 10274
Delaware Investments	Cede & Co	5,077,210.3938	97.64%
Global Dividend and	P.O. Box 20
Income Fund, Inc.	Bowling Green Station
New York, New York 10274
Delaware Enhanced	Cede & Co	12,924,194.3913	99.82%
Global Dividend and	P.O. Box 20
Income Fund	Bowling Green Station
New York, New York 10274
Delaware Investments Arizona	Cede & Co	2,938,104.9264	98.53%
Municipal Income	P.O. Box 20
Fund, Inc.	Bowling Green Station
New York, New York 10274
Delaware Investments Colorado	Cede & Co	4,668,665.4720	96.59%
Municipal Income	P.O. Box 20
Fund, Inc.	Bowling Green Station
New York, New York 10274
Delaware Investments	Cede & Co	10,743,284.7038	93.49%
Minnesota Municipal Income	P.O. Box 20
Fund II, Inc.	Bowling Green Station
New York, New York 10274
Delaware Investments	Cede & Co	2,329,995.0240	96.31%
National Municipal	P.O. Box 20
Income Fund	Bowling Green Station
New York, New York 10274

G-1

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

Vote on Approval of Investment Advisory Agreement
		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust	☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.

Vote on Approval of Investment Advisory Agreement
		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust	☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.

Vote on Approval of Investment Advisory Agreement
		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust	☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

Vote on Approval of Investment Advisory Agreement
		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust	☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903.
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

Vote on Approval of Investment Advisory Agreement
		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust	☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

4)	Read the Proxy Statement and have the proxy card below at hand.
5)	Go to website www.proxyvote.com.
6)	Follow the instructions provided on the website.

To vote by Telephone

4)	Read the Proxy Statement and have the proxy card below at hand.
5)	Call 1-800-690-6903.
6)	Follow the instructions.

To vote by Mail

5)	Read the Proxy Statement
6)	Check the appropriate boxes on the proxy card below.
7)	Sign and date the proxy card.
8)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

Vote on Approval of Investment Advisory Agreement
		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust	☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND	JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints Anthony G. Ciavarelli, David F. Connor, Emilia P. Wang, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint special meeting of shareholders of the Fund indicated on the reverse side of this proxy card to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3:00 p.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009:  the proxy statement is available at www.delawareinvestments.com/proxy.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

7)	Read the Proxy Statement and have the proxy card below at hand.
8)	Go to website www.proxyvote.com.
9)	Follow the instructions provided on the website.

To vote by Telephone

7)	Read the Proxy Statement and have the proxy card below at hand.
8)	Call 1-800-690-6903.
9)	Follow the instructions.

To vote by Mail

9)	Read the Proxy Statement
10)	Check the appropriate boxes on the proxy card below.
11)	Sign and date the proxy card.
12)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

Vote on Approval of Investment Advisory Agreement
		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Fund and Delaware Management Company, a series of Delaware Management Business Trust	☐	☐	☐

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date